BORROWINGS	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
BORROWINGS	Borrowings
Short-term borrowings, or borrowings that mature in less than one year, on the Consolidated Balance Sheets include repurchase agreements utilized for corporate sweep accounts with cash management account agreements in place, federal funds purchased, overnight advances from the FHLB and a short-term line of credit.

The following is a summary of short-term borrowings for the last three years:

	2024		2023		2022
(Dollars in thousands)	Amount	Rate	Amount	Rate	Amount	Rate
At December 31,
FHLB borrowings	$625,000	4.63%	$800,000	5.47%	$1,130,000	4.58%
Other short-term borrowings	130,452	4.33%	137,814	5.33%	157,156	4.33%
Total	$755,452	4.58%	$937,814	5.45%	$1,287,156	4.55%

Average for the year
Federal funds purchased and securities sold under agreements to repurchase	$4,522	5.63%	$15,583	5.25%	$29,526	1.42%
FHLB borrowings	588,987	5.47%	845,666	5.25%	672,928	2.37%
Other short-term borrowings	119,361	5.33%	158,221	5.18%	115,041	2.38%
Total	$712,870	5.45%	$1,019,470	5.24%	$817,495	2.34%

All repurchase agreements are subject to terms and conditions agreed to by the Bank and the client. To secure its liability to the client, the Bank is authorized to sell or repurchase U.S. Treasury, government agency and mortgage-backed securities. As of both December 31, 2024 and 2023, the Bank had no securities sold under agreements to repurchase.

First Financial had outstanding FHLB advances included in short-term borrowings of $625.0 million as of December 31, 2024 and $800.0 million outstanding short-term FHLB advances as of December 31, 2023. Additionally, at December 31, 2024 and 2023, other short-term borrowings included $130.5 million and $137.8 million, respectively, of collateral owed to counterparty banks by First Financial.
First Financial also has a $40.0 million short-term credit facility with an unaffiliated bank that matures in December, 2025, which is included in short-term borrowings. This facility has a variable interest rate and provides First Financial additional liquidity, if needed, for various corporate activities including the repurchase of First Financial common stock and the payment of dividends to shareholders. As of both December 31, 2024 and December 31, 2023, First Financial had no outstanding balance on this facility. The credit agreement requires First Financial to comply with certain covenants including those related to asset quality and capital levels, and First Financial was in compliance with all covenants associated with this facility as of both December 31, 2024 and December 31, 2023. This credit facility also required First Financial to pledge as collateral the Bank's common stock where the lender is granted a security interest in this collateral.

The following is a summary of First Financial's long-term debt:

	2024		2023
(Dollars in thousands)	Amount	Average Rate	Amount	Average Rate
Subordinated debt	$314,619	5.43%	$314,163	5.60%
Unamortized debt issuance costs	(1,227)	n/a	(1,613)	n/a
Notes issued in conjunction with acquisition of property and equipment	31,822	4.95%	29,179	4.40%
Capital lease liability	1,520	3.85%	1,611	3.84%
Capital loan with municipality	775	0.00%	775	0.00%
Total long-term debt	$347,509	5.39%	$344,115	5.51%

As of December 31, 2024, First Financial's long-term debt matures as follows:

(Dollars in thousands)	Long-term debt
2025	$122,902
2026	3,742
2027	9,576
2028	4,758
2029	8,107
Thereafter	198,424
Total	$347,509

In 2015, First Financial issued $120.0 million of subordinated notes, which have a fixed interest rate of 5.13% payable semiannually and mature in August 2025. These notes are not redeemable by the Company or callable by the holders of the notes prior to maturity. Subordinated notes are included in Long-term debt on the Consolidated Balance Sheets and treated as Tier 2 capital for regulatory capital purposes, subject certain limitations. When subordinated notes are within five years of maturity, the Tier 2 capital eligibility reduces by 20% each year. Since this subordinated debt is within one year of maturity, it is no longer eligible to be treated as Tier 2 capital for regulatory capital purposes at December 31, 2024.

In April 2020, First Financial issued $150.0 million of fixed to floating rate subordinated notes. The subordinated notes have an initial fixed interest rate of 5.25% to, but excluding, May 15, 2025, payable semi-annually in arrears. From, and including, May 15, 2025, the interest rate on the subordinated notes will reset quarterly to a floating rate per annum equal to a benchmark rate, which is expected to be the then-current three-month term SOFR, plus 509 basis points, payable quarterly in arrears. The subordinated notes mature on May 15, 2030. These notes are redeemable by the Company in whole or in part beginning with the interest payment date of May 15, 2025. This subordinated debt issued in April 2020 that matures in May 2030, is eligible to be treated as Tier 2 capital for 100% of its original issuance amount at December 31, 2024 for regulatory capital purposes.

In addition, First Financial acquired $49.5 million of variable rate subordinated notes in the MSFG merger that were issued to previously formed trusts in exchange for the trust proceeds. These notes were recorded at fair value at the date of the MSFG merger and the Consolidated Balance Sheets include $44.6 million and $44.2 million for these notes at December 31, 2024 and December 31, 2023, respectively. Interest on the acquired subordinated notes is payable quarterly, in arrears, and the Company has the option to defer interest payments for a period not to exceed 20 consecutive quarters. These acquired subordinated notes mature 30 years after the date of original issuance and may be called at par following the 5 year anniversary of issuance. These variable rate subordinated notes are treated as Tier 1 capital for regulatory capital purposes.
Additionally, long-term borrowings also included $31.8 million and $29.2 million of term notes, both with and without recourse, with an average interest rate of 4.95% and 4.40% at December 31, 2024 and 2023, respectively. These term notes were used to finance Summit's equity investment in the purchase of equipment to be leased to customers.